Exhibit 10.1

SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) made as of the 3rd day of December, 2021, by and among GLOBAL NET LEASE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Borrower”), GLOBAL NET LEASE, INC., a Maryland corporation (“REIT”), ARC GLOBAL HOLDCO, LLC, a Delaware limited liability company (“International Holdco”), ARC GLOBAL II HOLDCO, LLC, a Delaware limited liability company (“Global II Holdco”), THE PARTIES EXECUTING BELOW AS SUBSIDIARY GUARANTORS (the “Subsidiary Guarantors”; REIT, International Holdco, Global II Holdco and the Subsidiary Guarantors, collectively the “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), individually and as Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”), and THE OTHER “LENDERS” WHICH ARE SIGNATORIES HERETO (KeyBank and such Lenders hereinafter referred to collectively as the “Lenders”).

W I T N E S S E T H:

WHEREAS, Borrower, Agent and certain of the Lenders entered into that certain First Amended and Restated Credit Agreement dated as of August 1, 2019, as amended by that certain First Amendment to First Amended and Restated Credit Agreement dated as of December 31, 2019 (collectively, the “Credit Agreement”); and

WHEREAS, Borrower, the Agent and the Lenders have agreed to make certain modifications to the terms of the Credit Agreement subject to the execution and delivery by the parties of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1.             Definitions. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement (as modified and amended by this Amendment).

2.             Modification of the Credit Agreement. Borrower, the Lenders and Agent do hereby modify and amend the Credit Agreement as follows:

(a)             By deleting in its entirety the definition of “Alternate Rate” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following new definition:

“Alternate Rate. For any day, for any Alternative Currency, the sum of (a) a rate per annum quoted or established as the “prime rate” appearing on a nationally recognized screen (or if no such screen is available a similar rate quoted by a nationally recognized bank) as determined by the Agent in its reasonable discretion based on market conditions, reflecting the cost to the Lenders of obtaining funds in such Alternative Currency, plus (b) the Applicable Margin for LIBOR Rate Loans. When used in reference to any Loan, “Alternate Rate” refers to whether such Loan is bearing interest at a rate determined by reference to the Alternate Rate.”;

(b)           By inserting the following parenthetical into the definition of “Approved Foreign Country” appearing in §1.1 of the Credit Agreement immediately after the words “United Kingdom” in the last line of said definition: “(including the island of Guernsey)”;

(c)           By deleting in its entirety the definition of “Bail-In Action” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following new definition:

“Bail-In Action. The exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.”;

(d)           By deleting in its entirety the definition of “Bail-In Legislation” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following new definition:

“Bail-In Legislation. (a) With respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).”;

(e)           By deleting in its entirety the definition of “Interest Payment Date” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following new definition:

“Interest Payment Date. As to each Base Rate Loan and each Alternate Rate Loan, the first day of each calendar month during the term of such Loan, in arrears, and on the Maturity Date. As to each LIBOR Rate Loan, the last day of each Interest Period therefor, in arrears, and on the Maturity Date; provided, however, if any Interest Period for a LIBOR Rate Loan exceeds three (3) months, interest shall be payable with respect to such LIBOR Rate Loans in arrears in three-month intervals on the last day of each such three-month interval during the term of such Loan, and on the Maturity Date.”;

(f)            By inserting the following at the end of the definition of “Interest Period” appearing in §1.1 of the Credit Agreement:

“Notwithstanding anything to the contrary contained herein, from and after December 31, 2021, Interest Periods consisting of seven (7) days or two (2) months shall no longer be available under this Agreement for Loans bearing interest calculated by reference to USD LIBOR.”;

(g)           By deleting in its entirety clause (A) of the definition of “LIBOR” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following: “(A) For any LIBOR Rate Loan denominated in any Currency other than Canadian Dollars or Euro, for any Interest Period, the LIBO Rate,”;

(h)           By deleting in its entirety the definition of “LIBOR Termination Date” appearing in §1.1 of the Credit Agreement;

(i)            By inserting the following new sentence at the end of the definition of “Obligations” appearing in §1.1 of the Credit Agreement:

“Without limiting any of the foregoing, the Obligations shall include the Borrower’s or any Guarantor’s obligations to pay, discharge and satisfy any Erroneous Payment Subrogation Rights.”;

(j)            By deleting in its entirety the definition of “Write-Down and Conversion Powers” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following new definition:

“Write-Down and Conversion Powers. (a) With respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.”;

(k)           By inserting the following new definition in §1.1 of the Credit Agreement, in appropriate alphabetical order:

“Affected Financial Institution. Any (a) EEA Financial Institution or (b) UK Financial Institution.”;

“Available Tenor. As of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date.”;

“Benchmark. Initially, each Relevant Rate; provided that if a replacement of the Benchmark has occurred pursuant to §4.16, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate. Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof.”;

“Benchmark Replacement. For any Available Tenor:

(1)       for purposes of clause (a) of §4.16, the first alternative for Loans denominated in the applicable Currency (other than Canadian Dollar) set forth below that can be determined by the Agent for the applicable Benchmark; provided, that, with respect to any Loan denominated in Canadian Dollars, “Benchmark Replacement” shall mean the alternative set forth in clause (2) below:

(a)      in the case of Loans denominated in US Dollars,

(x)      the sum of: (i) Term SOFR and (ii) 0.11448% (11.448 basis points) for an Available Tenor of one-month’s duration, 0.26161% (26.161 basis points) for an Available Tenor of three-months’ duration, and 0.42826% (42.826 basis points) for an Available Tenor of six-months’ duration; provided, that, if the Borrower has provided a notification to the Agent in writing on or prior the date on which the Benchmark Replacement will become effective that Borrower has a Derivatives Contract in place with respect to any of the Loans as of the date of such notice (which such notification the Agent shall be entitled to rely upon and shall have no duty or obligation to ascertain the correctness or completeness of), then the Agent will not determine the Benchmark Replacement pursuant to this clause (1)(a)(x) for such Benchmark Transition Event or Early Opt-In Election, as applicable; or

(y)      the sum of: (i) Daily Simple SOFR and (ii) the spread adjustment for an Available Tenor of one-month’s duration (0.11448% (11.448 basis points));

provided, however, that if an Early Opt-In Election has been made, the Benchmark Replacement will be the benchmark selected in connection with such Early Opt-In Election;

(b)      in the case of Loans denominated in Sterling, the sum of (i) Daily Compounded SONIA and (ii) the related Benchmark Replacement Adjustment;

(c)        in the case of Loans denominated in Euro,

(x)      the sum of (i) Term ESTR and (ii) the related Benchmark Replacement Adjustment; or

(y)      the sum of (i) Daily Simple ESTR and (ii) the related Benchmark Replacement Adjustment; and

(d)      in the case of Loans denominated in Swiss Francs, the sum of (i) Daily Simple SARON and (ii) the related Benchmark Replacement Adjustment; or

(2)      for purposes of clause (b) of §4.16 and for any Loan denominated in Canadian Dollars, the sum of: (a) the alternate benchmark rate selected by the Agent as the replacement for the relevant then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the relevant then-current Benchmark for syndicated credit facilities denominated in the applicable Currency at such time and (b) the related Benchmark Replacement Adjustment;

provided that, if the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for all purposes of this Agreement and the other Loan Documents.”;

“Benchmark Replacement Adjustment. With respect to any replacement of a then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement:

(1)       for purposes of sub-clauses (b), (c) and (d) of clause (1) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Agent:

(a)       the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor;

(b) the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and

(2) for purposes of clause (2) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Agreed Currency at such time;

provided that, in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Agent in its reasonable discretion.

“Benchmark Replacement Conforming Changes. With respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Rate”, the definition of “Base Rate,” the definition of “Business Day ,” the definition of “LIBOR Business Day ,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).”;

“Benchmark Transition Event. With respect to any then-current Benchmark (other than the LIBO Rate), the occurrence of a public statement or publication of information by or on behalf of the administrator of the then-current Benchmark, the regulatory supervisor for the administrator of such Benchmark, the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, announcing or stating that (a) such administrator has ceased or will cease on a specified date to provide all Available Tenors of such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark or (b) all Available Tenors of such Benchmark are or will no longer be representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored.”;

“Corresponding Tenor. With respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor”;

“Daily Compounded SONIA. SONIA for each Business Day during the Corresponding Tenor compounded or aggregated in arrears by the Lender using such calculation methodologies and conventions for this rate as the Agent determines are appropriate (which shall include a 5 Business Day lookback), giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Governmental Body for determining “Daily Compounded SONIA” for business loans; provided that, if the Agent decides that any such convention is not administratively feasible for the Agent, then the Agent may establish another convention in its reasonable discretion.”;

“Daily Simple ESTR. For any day, ESTR, with the conventions for this rate (which may include a lookback) being established by the Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple ESTR” for business loans; provided that, if the Agent decides that any such convention is not administratively feasible for the Agent, then the Agent may establish another convention in its reasonable discretion.”;

“Daily Simple SARON. For any day, SARON, with the conventions for this rate (which may include a lookback) being established by the Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SARON” for business loans; provided that, if the Agent decides that any such convention is not administratively feasible for the Agent, then the Agent may establish another convention in its reasonable discretion.”;

“Daily Simple SOFR. For any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Agent in accordance with the conventions for this rate recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Agent decides that any such convention is not administratively feasible for the Agent, then the Agent may establish another convention in its reasonable discretion.”;

“Early Opt-In Effective Date. With respect to any Early Opt-In Election, the sixth (6th) Business Day after the date notice of such Early Opt-In Election is provided to the Lenders, so long as the Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-In Election is provided to the Lenders, written notice of objection to such Early Opt-In Election from Lenders comprising the Majority Lenders.”;

“Early Opt-In Election. The occurrence of:

(1)       a notification by the Agent to (or the request by the Borrower to the Agent to notify) each of the other parties hereto that at least five currently outstanding Dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) either a SOFR-based rate (including SOFR, a Term SOFR or any other rate based upon SOFR) as a benchmark rate or an alternate benchmark interest rate to replace USD LIBOR (and such syndicated credit facilities are identified in such notice and are publicly available for review), and

(2)       the joint election by the Agent and the Borrower to trigger a fallback from USD LIBOR and the provision by the Agent of written notice of such election to the Lenders.”

“Erroneous Payment. See §14.16(a).”;

“Erroneous Payment Deficiency Assignment. See §14.16(d)(i).”;

“Erroneous Payment Impacted Class. See §14.16(d)(i).”;

“Erroneous Payment Return Deficiency. See §14.16(d)(i).”;

“Erroneous Payment Subrogation Rights. See §14.16(e).”;

“ESTR. With respect to any Business Day, a rate per annum equal to the Euro Short Term Rate for such Business Day published by the ESTR Administrator on the ESTR Administrator’s Website.”

“ESTR Administrator. The European Central Bank (or any successor administrator of the Euro Short Term Rate).”;

“ESTR Administrator’s Website. The European Central Bank’s website, currently at http://www.ecb.europa.eu, or any successor source for the Euro Short Term Rate identified as such by the ESTR Administrator from time to time.”;

“Floor. The benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to each Relevant Rate.”;

“ISDA Definitions. The 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.”;

“LIBO Rate. The London interbank offered rate administered by ICE Benchmark Administration Limited (or any other Person which takes over the administration of that rate) for such Currency and having a maturity approximately equal to the requested Interest Period displayed on pages LIBOR01 or LIBOR02 of the Reuters screen (or any successor service, or if such Person no longer reports such rate as determined by the Agent, by another commercially available source providing such quotations approved by the Agent) at approximately 11:00 a.m. (London time) on the day that is two (2) LIBOR Business Days prior to the first day of such Interest Period.”;

“Payment Recipient. See §14.16(a).”;

“Relevant Governmental Body. (i) With respect to a Benchmark Replacement in respect of Loans denominated in US Dollars, the Federal Reserve Board and/or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto, (ii) with respect to a Benchmark Replacement in respect of Loans denominated in Sterling, the Bank of England, or a committee officially endorsed or convened by the Bank of England or, in each case, any successor thereto, (iii) with respect to a Benchmark Replacement in respect of Loans denominated in Euros, the European Central Bank, or a committee officially endorsed or convened by the European Central Bank or, in each case, any successor thereto, (iv) with respect to a Benchmark Replacement in respect of Loans denominated in Swiss Francs, the Swiss National Bank, or a committee officially endorsed or convened by the Swiss National Bank or, in each case, any successor thereto, and (v) with respect to a Benchmark Replacement in respect of Loans denominated in any Currency other than the Currencies specified in clauses (i) through (iv) above, (a) the central bank for such Currency in which such Benchmark Replacement is denominated or any central bank or other supervisor which is responsible for supervising either (1) such Benchmark Replacement or (2) the administrator of such Benchmark Replacement or (b) any working group or committee officially endorsed or convened by (1) the central bank for the Currency in which such Benchmark Replacement is denominated, (2) any central bank or other supervisor that is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement, (3) a group of those central banks or other supervisors or (4) the Financial Stability Board or any part thereof.”;

“Relevant Rate. (i) with respect to any LIBOR Rate Loan denominated in any Currency other than Canadian Dollars or Euro, the LIBO Rate, (ii) with respect to any LIBOR Rate Loan denominated in Euros, the EURIBOR Rate, and (iii) with respect to any Borrowing denominated in Canadian Dollars, the Canadian CDOR Rate, as applicable.”;

“Resolution Authority. An EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.”;

“SARON. With respect to any Business Day, a rate per annum equal to the Swiss Average Rate Overnight for such Business Day published by the SARON Administrator on the SARON Administrator’s Website.”;

“SARON Administrator. SIX Swiss Exchange AG (or any successor administrator of the Swiss Average Rate Overnight).”;

“SARON Administrator’s Website. SIX Swiss Exchange AG’s website, currently at https://www.six-group.com, or any successor source for the Swiss Average Rate Overnight identified as such by the SARON Administrator from time to time.”;

“SOFR. For any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org. (or any successor source for the secured overnight financing rate identified as such by the administrator of the secured overnight financing rate from time to time), on the immediately succeeding Business Day.”;

“SONIA. With respect to any Business Day, a rate per annum equal to the Sterling Overnight Index Average for such Business Day published by the SONIA Administrator on the SONIA Administrator’s Website.”;

“SONIA Administrator. The Bank of England (or any successor administrator of the Sterling Overnight Index Average).”;

“SONIA Administrator’s Website. The Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time.”;

“Term ESTR. For the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on ESTR that has been selected or recommended by the Relevant Governmental Body.”;

“Term SOFR. For the applicable Corresponding Tenor, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.”;

“UK Financial Institution. Any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.”;

“UK Resolution Authority. The Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.”;

“Unadjusted Benchmark Replacement. The applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.”; and

“USD LIBOR. The London interbank offered rate for Dollars.”;

(l)            By deleting in its entirety §1.3(e) of the Credit Agreement and inserting in lieu thereof the following new §1.3(e):

“(e) The Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to LIBOR or with respect to any alternative or successor benchmark thereto, or replacement rate therefor or thereof, including, without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate, as it may or may not be adjusted pursuant to §4.16, will be similar to, or produce the same value or economic equivalence of, LIBOR or any other benchmark or have the same volume or liquidity as did LIBOR or any other benchmark rate prior to its discontinuance or unavailability. Any determination by the Agent under this section shall be conclusive absent manifest error.”

(m)          By deleting the word “In” appearing at the beginning of §4.5, and inserting in lieu thereof the words: “Subject to §4.16, in”; and

(n)           By deleting in its entirety §4.16 of the Credit Agreement, and inserting in lieu thereof the following new §4.16:

“4.16        Successor LIBOR Rate.

(a)       Replacing LIBO Rate; EURIBOR. On March 5, 2021 ICE Benchmark Administration (“IBA”), the entity that calculates and publishes the LIBO Rate, and the U.K. Financial Conduct Authority (“FCA”), the regulatory supervisor of IBA, made public statements regarding the future cessation of the LIBO Rate. According to the FCA, IBA will permanently cease publication of (i) all Sterling (GBP), Euro (EUR), Swiss Franc (CHF) and Japanese Yen (JPY) LIBO Rate settings, and the 1-week and 2-month USD LIBOR settings following the publication of such settings on December 31, 2021, and (ii) the overnight/Spot Next, 1-month, 3-month, 6-month and 12-month USD LIBOR settings, immediately following the publication of such settings on June 30, 2023. As a consequence, (x) on January 1, 2022, each applicable Benchmark Replacement will replace all LIBO Rate settings for any Loans denominated in Sterling and Swiss Francs hereunder, and any option to select 1-week or 2-month USD LIBOR will no longer be available and (y) on the earliest of (i) July 1, 2023, (ii) the date that all Available Tenors of USD LIBOR have either permanently or indefinitely ceased to be provided by IBA or have been announced by the FCA pursuant to public statement or publication of information to be no longer representative and (iii) the Early Opt-In Effective Date, with respect to Loans denominated in US Dollars, if the then-current Benchmark is USD LIBOR, the applicable Benchmark Replacement will replace such Benchmark, in the case of both clauses (x) and (y), for all purposes hereunder and under any Loan Document in respect of any setting of such Benchmark on such day and all subsequent settings without any amendment to, or further action by or consent of any other party to, this Agreement or any other Loan Document. Notwithstanding anything to the contrary contained herein, if the Benchmark Replacement for Loans denominated in Dollars, Sterling, Euro or Swiss Franc is Daily Simple SOFR, Daily Compounded SONIA, Daily Simple ESTR or Daily Simple SARON, respectively, all interest payments in respect of such Loans will be payable on a monthly basis.

(b)       Replacing Other Benchmarks. If any Benchmark Transition Event occurs after the date hereof (other than as described above in clause (a)) with respect to any Benchmark, the applicable Benchmark will be replaced with the applicable Benchmark Replacement for all purposes hereunder and under any Loan Document in respect of any Benchmark setting on the later of (i) 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders and the Borrower or (ii) such other date as may be determined by the Agent, in each case, without any further action or consent of any other party to this Agreement or any other Loan Document, so long as the Agent has not received, by such time (or, in the case of clause (ii) above, such time as may be specified by the Agent as a deadline to receive objections, but in any case, no less than five (5) Business Days after the date such notice is provided to the Lenders and the Borrower), written notice of objection to such Benchmark Replacement from Lenders comprising the Majority Lenders; provided, however, that in the event the then-current Benchmark with respect to Dollar-denominated Loans is not a SOFR-based rate, then the Benchmark Replacement shall be determined in accordance with clause (1)(a) of the definition of “Benchmark Replacement” unless the Agent has determined that neither of such alternative rates is available. At any time that the administrator of any then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the regulatory supervisor for the administrator of such Benchmark pursuant to public statement or publication of information to be no longer representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored, the Borrower may revoke any request for a borrowing of, conversion to or continuation of Loans to be made, converted or continued that would bear interest by reference to such Benchmark until the Borrower’s receipt of notice from the Agent that a Benchmark Replacement has replaced such Benchmark, and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to (x) for Loans denominated in Dollars, Base Rate Loans, and (y) for Loans denominated in any Alternative Currency, the Alternate Rate. During the period referenced in the foregoing sentence, the component of Base Rate based upon the applicable Benchmark will not be used in any determination of Base Rate.

(c)       Benchmark Replacement Conforming Changes. In connection with the implementation and administration of a Benchmark Replacement (whether in connection with the replacement of the LIBOR or any future Benchmark), the Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(d)       Notices; Standards for Decisions and Determinations. The Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by the Agent pursuant to this §4.16 including, without limitation, any determination with respect to a tenor, rate or adjustment, or implementation of any Benchmark Replacement Conforming Changes, the timing of implementation of any Benchmark Replacement or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding on all parties hereto absent manifest error and may be made in its sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this §4.16, and shall not be a basis of any claim of liability of any kind or nature by any party hereto, all such claims being hereby waived individually by each party hereto.

(e)       Unavailability of Tenor of Benchmark. At any time (including in connection with the implementation of a Benchmark Replacement), (i) if a then-current Benchmark is a term rate (including Term SOFR, Term ESTR, or USD LIBOR, or any alternate rate selected in an Early Opt-In Election), then the Agent may remove any tenor of such Benchmark that is unavailable or non-representative for such Benchmark (including any Benchmark Replacement) settings and (ii) if such tenor becomes available or representative, the Agent may reinstate any previously removed tenor for such Benchmark (including any Benchmark Replacement) settings.”

(o)       By inserting the following new §14.16 into the Credit Agreement:

“§14.16      Erroneous Payments.

(a)       If the Agent (x) notifies a Lender, Issuing Lender or any Person who has received funds on behalf of a Lender or Issuing Lender (any such Lender, Issuing Lender or other recipient, a “Payment Recipient”) that the Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Agent) received by such Payment Recipient from the Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Issuing Lender or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Agent pending its return or repayment as contemplated below in this §14.16(a) and held in trust for the benefit of the Agent, and such Lender or Issuing Lender shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter (or such later date as the Agent may, in its sole discretion, specify in writing), return to the Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.

(b)       Without limiting immediately preceding clause (a), each Lender, Issuing Lender or any Person who has received funds on behalf of a Lender or Issuing Lender, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Agent (or any of its Affiliates), or (z) that such Lender, Issuing Lender or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case:

(i)       it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

(ii)       such Lender or Issuing Lender shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one (1) Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Agent pursuant to this §14.16(b).

For the avoidance of doubt, the failure to deliver a notice to the Agent pursuant to this §14.16(b) shall not have any effect on a Payment Recipient’s obligations pursuant to §14.16(a) or on whether or not an Erroneous Payment has been made.

(c)       Each Lender or Issuing Lender hereby authorizes the Agent to set off, net and apply any and all amounts at any time owing to such Lender or Issuing Lender under any Loan Document, or otherwise payable or distributable by the Agent to such Lender or Issuing Lender under any Loan Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Agent has demanded to be returned under immediately preceding clause (a).

(d)(i) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Agent for any reason, after demand therefor in accordance with immediately preceding clause (a), from any Lender or Issuing Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Agent’s notice to such Lender or Issuing Lender at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (A) such Lender or Issuing Lender shall be deemed to have assigned its Loans (but not its Commitments) of the relevant class of Loans with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) (on a cashless basis and such amount calculated at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Agent in such instance)), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Acceptance Agreement (or, to the extent applicable, an agreement incorporating an Assignment and Acceptance Agreement by reference pursuant to an approved electronic platform as to which the Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender or Issuing Lender shall deliver any Notes evidencing such Loans to the Borrower or the Agent (but the failure of such Person to deliver any such Notes shall not affect the effectiveness of the foregoing assignment), (B) the Agent as the assignee Lender shall be deemed to have acquired the Erroneous Payment Deficiency Assignment, (C) upon such deemed acquisition, the Agent as the assignee Lender shall become a Lender or Issuing Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender or assigning Issuing Lender shall cease to be a Lender or Issuing Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender or assigning Issuing Lender, (D) the Agent and the Borrower shall each be deemed to have waived any consent required under this Agreement to any such Erroneous Payment Deficiency Assignment, and (E) the Agent will reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement.

(ii)       Subject to §18.1 (but excluding, in all events, any assignment consent or approval requirements (whether from the Borrower or otherwise)), the Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender or Issuing Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Agent shall retain all other rights, remedies and claims against such Lender or Issuing Lender (and/or against any recipient that receives funds on its respective behalf). In addition, an Erroneous Payment Return Deficiency owing by the applicable Lender (x) shall be reduced by the proceeds of prepayments or repayments of principal and interest, or other distribution in respect of principal and interest, received by the Agent on or with respect to any such Loans acquired from such Lender pursuant to an Erroneous Payment Deficiency Assignment (to the extent that any such Loans are then owned by the Agent) and (y) may, in the sole discretion of the Agent, be reduced by any amount specified by the Agent in writing to the applicable Lender from time to time.

(e)       The parties hereto agree that (x) irrespective of whether the Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender or an Issuing Lender, to the rights and interests of such Lender or Issuing Lender, as the case may be) under the Loan Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) (provided that, the Borrower’s and Guarantors’ Obligations under the Loan Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such Obligations in respect of Loans that have been assigned to the Agent under an Erroneous Payment Deficiency Assignment) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any Guarantor; provided that this §14.16(e) shall not be interpreted to increase (or accelerate the due date for) or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrower relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Agent from the Borrower or any Guarantor for the purpose of making such Erroneous Payment.

(f)      To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine.

(g)       Each party’s obligations, agreements and waivers under this §14.16 shall survive the resignation or replacement of the Agent, any transfer of rights or obligations by, or the replacement of, a Lender or Issuing Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.”

(p)       By deleting in its entirety §34 of the Credit Agreement and inserting in lieu thereof the following new §34:

“§34      ACKNOWLEDGEMENT AND CONSENT TO BAIL-IN OF AFFECTED FINANCIAL INSTITUTIONS.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)           the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b)           the effects of any Bail-In Action on any such liability, including, if applicable:

(i)       a reduction in full or in part or cancellation of any such liability;

(ii)       a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)       the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

3.             References to Loan Documents. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.

4.             Consent and Acknowledgment of Borrower and Guarantors. By execution of this Amendment, the Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein and any other agreements or instruments executed in connection herewith, and Borrower and Guarantors hereby acknowledge, represent and agree that (a) the Credit Agreement, as modified and amended herein, and the other Loan Documents remains in full force and effect and constitutes the valid and legally binding obligation of Borrower and Guarantors, as applicable, enforceable against such Persons in accordance with their respective terms, (b) that the Guaranty extends to and applies to the Credit Agreement as modified and amended herein, and (c) that the execution and delivery of this Amendment and any other agreements or instruments executed in connection herewith does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower’s or any Guarantor’s obligations under the Loan Documents.

5.             Representations and Warranties. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:

(a)               Authorization. The execution, delivery and performance of this Amendment and any other agreements or instruments executed in connection herewith and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and Guarantors, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which Borrower or any Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to Borrower or any Guarantor, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement, articles of incorporation or other charter documents or bylaws of, or any agreement or other instrument binding upon, Borrower or any Guarantor or any of their respective properties, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of Borrower or any Guarantor, other than those in favor of Agent, on behalf of itself and the other Lenders, pursuant to the Loan Documents, and (vi) do not require the approval or consent of any Person other than those already obtained and delivered to the Agent.

(b)               Enforceability. This Amendment and any other agreements or instruments executed in connection herewith to which Borrower or any Guarantor is a party are the valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

(c)               Governmental Approvals. The execution, delivery and performance of this Amendment and any other agreements or instruments executed in connection herewith and the transactions contemplated hereby and thereby do not require the approval or consent of, or any filing or registration with, or the giving of any notice to, any court, department, board, governmental agency or authority other than those already obtained, and filings after the date hereof of disclosures with the SEC, or as may be required hereafter with respect to tenant improvements, repairs or other work with respect to any Real Estate.

(d)               Reaffirmation of Representations and Warranties. Each of the representations and warranties made by or on behalf of the Borrower, the Guarantors or any of their respective Subsidiaries contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment is true and correct in all material respects as of the date hereof, with the same effect as if made at and as of the date hereof, except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that, with respect to any representation or warranty which by its terms is made as of a specified date, such representation or warranty is reaffirmed hereby only as of such specified date). To the extent that any of the representations and warranties contained in the Credit Agreement, any other Loan Document or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment is qualified by “Material Adverse Effect” or any other materiality qualifier, then the qualifier “in all material respects” contained in this Paragraph 5(d) shall not apply with respect to any such representations and warranties.

6.             No Default. By execution hereof, the Borrower and the Guarantors certify that, immediately after giving effect to this Amendment, there exists no Default or Event of Default as of the date of this Amendment.

7.             Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever arising on or before the date hereof with respect to the Loan Documents, the administration or funding of the Loan or the Letters of Credit or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender pursuant to or relating to the Loan Documents, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action arising on or before the date hereof, if any.

8.             Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement as modified and amended herein. Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents.

9.             Effective Date. This Amendment shall be deemed effective and in full force and effect (the “Effective Date”) upon confirmation by the Agent of the satisfaction of the following conditions:

(a)               the execution and delivery of this Amendment by Borrower, Guarantors, Agent and the Majority Lenders;

(b)               receipt by Agent of evidence that the Borrower shall have paid all fees due and payable with respect to this Amendment;

(c)               receipt by Agent of such other resolutions, certificates, documents, instruments and agreements as the Agent may reasonably request; and

(d)               the Borrower shall have paid the reasonable fees and expenses of Agent in connection with this Amendment.

10.           Amendment as Loan Document. This Amendment shall constitute a Loan Document.

11.           Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

12.           MISCELLANEOUS. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

13.           Electronic Signatures. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or as an attachment to an electronic mail message in .pdf, .jpeg, .TIFF or similar electronic format shall be effective as delivery of a manually executed counterpart of this Amendment for all purposes. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and any other Loan Document to be signed in connection with this Amendment, the other Loan Documents and the transactions contemplated hereby and thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Agent to accept electronic signatures in any form or format without its prior written consent. For the purposes hereof, “Electronic Signatures” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. Each of the parties hereto represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute this Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents. Without limiting the generality of the foregoing, the Borrower hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among any of the Agent or the Lenders and any of the Borrower or Guarantors, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of any Loan Document based solely on the lack of paper original copies of such Loan Document, including with respect to any signature pages thereto.

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IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

BORROWER:

GLOBAL NET LEASE OPERATING
PARTNERSHIP, L.P., a Delaware limited partnership

By:	GLOBAL NET LEASE, INC., a Maryland corporation, its general partner

	By:	/s/ Christopher Masterson
	Name:	Christopher Masterson
	Title:	Chief Financial Officer, Secretary and Treasurer

REIT:

GLOBAL NET LEASE, INC., a Maryland corporation

By:	/s/ Christopher Masterson
Name:	Christopher Masterson
Title:	Chief Financial Officer, Secretary and Treasurer

INTERNATIONAL HOLDCO:

ARC GLOBAL HOLDCO, LLC, a Delaware limited liability company

By:	/s/ Michael Anderson
Name:	Michael Anderson
Title:	Authorized Signatory

GLOBAL II HOLDCO:

ARC GLOBAL II HOLDCO, LLC, a Delaware limited liability company

By:	/s/ Michael Anderson
Name:	Michael Anderson
Title:	Authorized Signatory

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KeyBank/Global Net Lease Operating Partnership, L.P.

Signature Page to Second Amendment to First Amended and Restated Credit Agreement

SUBSIDIARY GUARANTORS:

ARC GSFRNTN001, LLC,

ARC TFDPTIA001, LLC,

ARC NOWILND001, LLC,

ARC GSDVRDE001, LLC,

ARC GSGTNPA001, LLC,

ARC GSMSSTX001, LLC,

ARC GSDALTX001, LLC,

ARC NOPLNTX001, LLC,

ARC DRINDIN001, LLC,

ARC VALWDCO001, LLC,

ARC GBLMESA001, LLC,

ARC FEAMOTX001, LLC,

ARC FECPEMA001, LLC,

ARC WNBRNMO001, LLC,

ARC VCLIVMI001, LLC,

ARC CTFTMSC001, LLC,

ARC TFKMZMI001, LLC,

ARC SWWSVOH001, LLC,

ARC WMWSLNC001, LLC,

ARC SANPLFL001, LLC,

ARC FEWNAMN001, LLC,

ARC DG40PCK001, LLC,

ARC FEWTRNY001, LLC,

ARC KUSTHMI001, LLC,

ARC FELEXKY001, LLC,

ARC GECINOH001, LLC, and

ARC DNDUBOH001, LLC, each a Delaware limited liability company

By:	/s/ Michael Anderson
Name:	Michael Anderson
Title:	Authorized Signatory

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KeyBank/Global Net Lease Operating Partnership, L.P.

Signature Page to Second Amendment to First Amended and Restated Credit Agreement

ARC OGHDGMD001, LLC,

ARC FSMCHIL001, LLC,

ARC FEBILMA001, LLC,

ARC AMWCHKS001, LLC,

ARC FESALUT001, LLC,

ARC CGJNSMI001, LLC;

ARC CGFRSMI001, LLC,

ARC FEPIESD001, LLC,

ARC GSFFDME001, LLC,

ARC GSRNGME001, LLC,

ARC GSRPCSD001, LLC,

ARC TRLIVMI001, LLC,

ARC FEHBRKY001, LLC,

ARC CGMARSC001, LLC,

ARC CGLGNIN001, LLC,

ARC JTCHATN001, LLC,

ARC JTCHATN002, LLC,

ARC BHSBDIN001, LLC,

ARC HLHSNTX001, LLC,

ARC FEMANMN001, LLC,

ARC GSRTNNM001, LLC,

ARG CBSKSMO001, LLC,

ARC ODVLONET001, LLC

ARG VAGNVFL001, LLC,

ARG LSWYGMI001, LLC,

ARG LSCHIIL001, LLC,

ARG LSCHIIL002, LLC,

ARG LSCHIIL003, LLC, each a Delaware limited liability company

By:	/s/ Michael Anderson
Name:	Michael Anderson
Title:	Authorized Signatory

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KeyBank/Global Net Lease Operating Partnership, L.P.

Signature Page to Second Amendment to First Amended and Restated Credit Agreement

ARG CSBLVMI001, LLC,

ARG CSHMDIN001, LLC,

ARG CSLIVMI001, LLC,

ARG CSTWBOH001, LLC,

ARG CSWYGMI001, LLC,

ARG FCSTHMI001, LLC,

ARG DPSPNIA001, LLC,

ARC FEGBRNC001, LLC,

ARG NIGTNMA001, LLC,

ARG LKCLLAL001, LLC,

ARG GASTNMI001, LLC,

ARG WGPTBPA001, LLC,

ARG VFKCYKS001, LLC,

ARG SNCSPCO001, LLC

ARG CFSRSLB001, LLC,

ARG CFSRSLB002, LLC,

ARG VSSRACA001, LLC,

ARG VSSRACA002, LLC,

ARC WHAMSNE001, LLC,

ARG FRAHLMI001, LLC,

ARG PSBRDFL001, LLC,

ARG PSLKCLA001, LLC, each a Delaware limited liability company

By:	/s/ Michael Anderson
Name:	Michael Anderson
Title:	Authorized Signatory

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KeyBank/Global Net Lease Operating Partnership, L.P.

Signature Page to Second Amendment to First Amended and Restated Credit Agreement

ARG PSGRLTX001, LLC,

ARG PSELPTX001, LLC,

ARG PSHCKNC001, LLC,

ARG PSIRVTX001, LLC,

ARG PSPRAIL001, LLC,

ARG PSMSNTX001, LLC,

ARG PSMRDMS001, LLC,

ARG NIFLNNH001, LLC,

ARG MT2PKSLB002, LLC,

ARG VSSRACA003, LLC,

ARG CSSTLMO001, LLC,

ARG FEBTHNB001, LLC,

ARG FELWDNB001, LLC,

ARG FEMTNNB001, LLC,

ARG KLSLBNC001, LLC,

ARG PSDANVA001, LLC,

ARG PSDEMIA001, LLC,

ARG PSERIPA001, LLC,

ARG PSYNSOH001, LLC,

ARG PSDAYOH001, LLC,

ARG PSLASNV001, LLC,

ARG NIFLNNH002, LLC,

ARG STELDCA001, LLC,

ARG STWINCT001, LLC,

ARG STKNCMO001, LLC,

ARG STFALNY001, LLC, and

ARG KLSLBNC002, LLC, each a Delaware limited liability company

By:	/s/ Michael Anderson
Name:	Michael Anderson
Title:	Authorized Signatory

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KeyBank/Global Net Lease Operating Partnership, L.P.

Signature Page to Second Amendment to First Amended and Restated Credit Agreement

ARG WPOTWOH001, LLC,

ARG WPCLDOH001, LLC,

ARG WPCLDOH002, LLC,

ARG WPMRNOH001, LLC,

ARG WPFNDOH001, LLC,

ARG WPCLVTN001, LLC,

ARG ZFFINOH001, LLC,

ARG FCDETMI001, LLC,

ARG SBPSLTX001, LLC,

ARG NIAMHNH001, LLC,

ARG WMBVLAR001, LLC,

ARG PPSPPTX001, LLC, and

ARG PPSHLTX001, LLC,

each a Delaware limited liability company

By:	/s/ Michael Anderson
Name:	Michael Anderson
Title:	Authorized Signatory

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Signature Page to Second Amendment to First Amended and Restated Credit Agreement

ARC GLOBAL II S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée)

By:	/s/ James Nelson
Name:	James Nelson
Title:	Manager

ARC GLOBAL II (MIDCO) S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée)

By:	/s/ James Nelson
Name:	James Nelson
Title:	Manager

ARC GLOBAL II (FRANCE) HOLDINGS S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée)

By:	/s/ James Nelson
Name:	James Nelson
Title:	Manager

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KeyBank/Global Net Lease Operating Partnership, L.P.

Signature Page to Second Amendment to First Amended and Restated Credit Agreement

CROWN PORTFOLIO S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée)

By:	/s/ James Nelson
Name:	James Nelson
Title:	Manager

ARC GLOBAL II (MADRID) S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée)

By:	/s/ James Nelson
Name:	James Nelson
Title:	Manager

ARG WPFBRIT001 S.R.L., an Italian società a responsabilità limitata

By:	/s/ Michael Anderson
Name:	Michael Anderson
Title:	Manager

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KeyBank/Global Net Lease Operating Partnership, L.P.

Signature Page to Second Amendment to First Amended and Restated Credit Agreement

LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually as a Lender and as the Agent

By:	/s/ Sara Jo Smith
Name:	Sara Jo Smith
Title:	Vice President

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Jessica W. Phillips
Name:	Jessica W. Phillips
Title:	Authorized Signatory

CITIZENS BANK, N.A.

By:	/s/ Nan E. Delahunt
Name:	Nan E. Delahunt
Title:	Vice President

BMO HARRIS BANK, N.A.

By:	/s/ Lloyd Baron
Name:	Lloyd Baron
Title:	Managing Director

MIZUHO BANK, LTD.

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

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Signature Page to Second Amendment to First Amended and Restated Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Jeffrey Cobb
Name:	Jeffrey Cobb
Title:	Director

PNC BANK, NATIONAL ASSOCIATION (as successor to BBVA USA, an Alabama banking corporation)

By:	/s/ Brian Kelly
Name:	Brian Kelly
Title:	Senior Vice President

SOCIÉTÉ GÉNÉRALE

By:	/s/ Richard Bernal
Name:	Richard Bernal
Title:	Managing Director

COMERICA BANK

By:	/s/ Charles Weddell
Name:	Charles Weddell
Title:	Senior Vice President

SYNOVUS BANK

By:	/s/ Zachary Braun
Name:	Zachary Braun
Title:	Corporate Banker

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KeyBank/Global Net Lease Operating Partnership, L.P.

Signature Page to Second Amendment to First Amended and Restated Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

By:	/s/ Marko Lukin
Name:	Marko Lukin
Title:	Vice President

KeyBank/Global Net Lease Operating Partnership, L.P.

Signature Page to Second Amendment to First Amended and Restated Credit Agreement

BARCLAYS BANK PLC

By:	/s/ Jake Lam
Name:	Jake Lam
Title:	Assistant Vice President

KeyBank/Global Net Lease Operating Partnership, L.P.

Signature Page to Second Amendment to First Amended and Restated Credit Agreement